Exhibit 4.1

EXECUTION

YUM! BRANDS, INC.

OFFICERS’ CERTIFICATE

Pursuant to Section 2.1 and Section 2.3(a) of the Indenture, dated as of May 1, 1998 (the “Indenture”), between YUM! Brands, Inc. (formerly TRICON Global Restaurants, Inc.), a North Carolina corporation (the “Company”), and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”), the undersigned, Larry Gathof, Vice President and Treasurer, and David Russell, Vice President, Finance and Corporate Controller, hereby certify on behalf of the Company as follows:

1.                                              AUTHORIZATION.  The establishment of two series of Securities of the Company has been approved and authorized in accordance with the provisions of the Indenture pursuant to a resolution adopted by the Board of Directors of the Company on September 22, 1997.

2.                                              COMPLIANCE WITH COVENANTS AND CONDITIONS PRECEDENT.  All covenants and conditions precedent provided for in the Indenture relating to the establishment of the two series of Securities have been complied with.

3.                                              TERMS.  The terms of the two series of Securities established pursuant to this Officers’ Certificate shall be as follows:

(i)                                     TITLE.  The title of the two series of Securities are (i) the “3.875% Senior Notes due November 1, 2023” (the “2023 Notes”) and (ii) the “5.350% Senior Notes due November 1, 2043” (the “2043 Notes” and, together with the 2023 Notes, the “Notes”)

(ii)                                  AGGREGATE PRINCIPAL AMOUNT.  The aggregate principal amount of the 2023 Notes and the 2043 Notes which may be authenticated and delivered pursuant to the Indenture (except for Notes (i) authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.8, 2.9, 2.11, 3.6, 9.5 or 10.3 of the Indenture or (ii) which, pursuant to Section 2.4 of the Indenture, are deemed never to have been authenticated and delivered) is initially limited to $325,000,000 and $275,000,000, respectively, subject, however to the Company’s right to increase such limit upon the delivery to the Trustee of an Officers’ Certificate specifying a higher amount.

(iii)                               REGISTERED SECURITIES IN BOOK-ENTRY FORM.  Each of the Notes will be issued in book-entry form (“Book-Entry Notes”) and represented by one or more global notes (the “Global Notes”) in fully registered form, without coupons.  The initial Depositary with respect to the Global Notes will be The Depository Trust Company, New York, New York, as Depositary for the accounts of its participants.  So long as the Depositary for a Global Note, or its nominee, is the registered owner of the Global Note, the Depositary or its nominee, as the case may be, will be considered the sole owner or holder of the Notes in book-entry form represented by such Global Note for all purposes under the Indenture.  Book-Entry Notes will not be exchangeable for Notes in definitive form (“Definitive Notes”) except that, if the Depositary with respect to any Global Note or Notes is at any time unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Company within 90 days, the Company will issue Definitive Notes in exchange for the Book-Entry Notes represented by any such Global Note or Notes.  In addition, the Company may at any time and in its sole discretion determine not to have a Global Note or Notes, and, in such event, will issue Definitive Notes in exchange for the Book-Entry Notes represented by such Global Note or Notes in accordance with the provisions of Section 2.8 of the Indenture.

(iv)                              PERSONS TO WHOM INTEREST PAYABLE.  Interest will be payable to the Person in whose name a Note is registered at the close of business (whether or not a Business Day) on the Regular Record Date with respect to such Note, except for interest payable on a Note surrendered for redemption as set forth in paragraph (viii) below.

(v)                                 STATED MATURITY.  The principal amount of the 2023 Notes and the 2043 Notes will be payable on November 1, 2023 and November 1, 2043, respectively, subject to earlier redemption as set forth in paragraph (viii) below.

(vi)                              RATE OF INTEREST; INTEREST PAYMENT DATES; REGULAR RECORD DATES; ACCRUAL OF INTEREST.  The 2023 Notes and the 2043 Notes will bear interest at the rate of 3.875% and 5.350%, respectively, per annum. Interest on the Notes will be payable semiannually in arrears on May 1 and November 1 of each year (each, an “Interest Payment Date”), commencing on May 1, 2014.  The Regular Record Date for the Notes shall be April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  The Notes will bear interest from October 31, 2013, or from the most recent Interest Payment Date to which interest has been paid or duly provided for until the principal thereof is paid or made available for payment.  Interest payments shall be the amount of interest accrued from and including the most recent Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including October 31, 2013, if no interest has been paid or duly provided for with respect to such Note), to but excluding the next succeeding Interest Payment Date.

(vii)                           PLACE OF PAYMENT; REGISTRATION OF TRANSFER AND EXCHANGE; NOTICES TO COMPANY.  Payment of the principal of and interest on the Notes will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose; provided, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities; and provided, further, that the Holder of the Notes shall be entitled to receive payments of principal of and interest on the Notes by wire transfer of immediately available funds, if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date.

The Notes may be presented for exchange and registration of transfer at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office of any transfer agent hereafter designated by the Company for such purpose.  Notices and demands to or upon the Company in respect of the Notes and the Indenture may be served at YUM! Brands, Inc., 1441 Gardiner Lane, Louisville, Kentucky 40213, Attention: Treasurer.

(viii)                        REDEMPTION.  The Notes are not entitled to any mandatory redemption or sinking fund payments.  However, the 2023 Notes, at any time prior to the date that is three months prior to their Stated Maturity, and the 2043 Notes, at any time prior to the date that is six months prior to their Stated Maturity, will be redeemable in whole at any time or in part from time to time, at the option of the Company, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to the Redemption Date;  and (ii) the sum of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (not including any portion of the payment of interest accrued as of the Redemption Date), discounted to their present value as of the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined herein), as determined by the Quotation Agent (as defined herein), plus 25 basis points in the case of the 2023 Notes and 25 basis points in the case of the 2043 Notes, plus accrued and unpaid interest on the principal amount to be redeemed to the Redemption Date.

On or after the date that is three months prior to their Stated Maturity, the 2023 Notes and, on or after the date that is six months prior to their Stated Maturity, the 2043 Notes will be redeemable in whole at any time or in part from time to time, at the option of the Company, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to the Redemption Date.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (as defined herein), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined herein) for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.  “Quotation Agent” means one of the Reference Treasury Dealers (as defined herein) who the Company appointed.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations (as defined herein), or (ii) if the Company is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date.

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Goldman,

Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, and their respective successors and, at the Company’s option, additional Primary Treasury Dealers; provided, however, that if any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute another Primary Treasury Dealer.

Notwithstanding the foregoing, installments of interest whose Stated Maturity is prior to the relevant Redemption Date shall be payable to the Holders of such Notes, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Date.

Notice of any redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed.  Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption.

(ix)                              CHANGE OF CONTROL.  If a Change of Control Triggering Event occurs, unless the Company has exercised its option to redeem the Notes (as described above), the Company shall be required to make an offer (the “Change of Control Offer”) to each holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms set forth below.  In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”).  Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice shall be mailed to holders of the Notes describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”).  The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1)                                 accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2)                                 deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3)                                 deliver or cause to be delivered to the Trustee the Notes properly accepted together with an officer’s certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer.  In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

For purposes of the Change of Control Offer provisions of the Notes, the following definitions shall apply:

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than the Company or one of its Subsidiaries; or (3) the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors.  Notwithstanding the foregoing, a transaction shall not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Continuing Director” means, as of any date of determination, any member of the Company’s Board of Directors who (1) was a member of such Board of Directors on the date the Notes were issued or (2) was nominated for election, elected or appointed to such Board of Directors with the approval of a majority of the continuing directors who were members of such

Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director).

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement rating agency or rating agencies.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) each of Moody’s and S&P, and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an investment grade rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

(x)                                 COVENANT DEFEASANCE.  The obligations of the Company to offer to repurchase the Notes following the occurrence of a Change of Control Triggering Event shall be subject to the covenant defeasance provisions of Section 8.5 of the Indenture.

(xi)                              DENOMINATIONS.  The Notes are issuable in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof.

(xii)                           SECURITY REGISTER; PAYING AGENT.  The register of Securities for the Notes will be initially maintained at the Corporate Trust Office of the Trustee.  The Company hereby appoints the Trustee as the initial Paying Agent.

(xiii)                        FORM.  The 2023 Notes and the 2043 Notes will be in substantially the forms set forth in Exhibit A and Exhibit B, respectively, attached hereto and may have such other terms as are provided in such form.

Capitalized terms used in this Officers’ Certificate and not otherwise defined herein shall have the meanings set forth in the Indenture.

Each of the undersigned, for himself, states that he has read and is familiar with the provisions of Article II of the Indenture relating to the establishment of a series of Securities thereunder and the establishment of a form of Security representing a series of Securities thereunder and, in each case, the definitions therein relating thereto; that he is generally familiar with the other provisions of the Indenture and with the affairs of the Company and its acts and proceedings and that the statements and opinions made by him in this Certificate are based upon such familiarity; and that he has made such examination or investigation as is necessary to enable him to determine whether or not the covenants and conditions referred to above have been complied with; and in his opinion, such covenants and conditions have been complied with.

Insofar as this Certificate relates to legal matters it is based upon the Opinion of Counsel delivered to the Trustee contemporaneously herewith pursuant to Section 2.4 of the Indenture and relating to the Notes.

[Signature page follows on next page]

IN WITNESS WHEREOF, the undersigned have hereunto signed this Certificate on behalf of the Company as of this 31st day of October, 2013.

YUM! BRANDS, INC.

By:	/s/ Larry Gathof
Name: Larry Gathof
Title: Vice President and Treasurer

By:	/s/ David E. Russell
Name: David E. Russell
Title: Vice President, Finance and Corporate Controller

Signature Page to Officer’s Certificate (Sections 2.1 and 2.3(a) Indenture)

EXHIBIT A

Form of 2023 Note

Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.  Unless this certificate is presented by an authorized representative of The Depository Trust Company, New York, New York (“DTC”) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED	YUM! BRANDS, INC.	REGISTERED

3.875% SENIOR NOTE DUE NOVEMBER 1, 2023

NO. R-1	Principal Amount: $325,000,000

CUSIP: 988498 AJ0

YUM! Brands, Inc., a corporation duly organized and existing under the laws of the State of North Carolina (herein referred to as the “Company,” which term includes any successor corporation under the Indenture as hereinafter referred to) for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of THREE HUNDRED AND TWENTY FIVE MILLION DOLLARS on November 1, 2023 and to pay interest thereon from October 31, 2013 or from the most recent Interest Payment Date to which interest has been paid or duly provided for semiannually in arrears on May 1 and November 1, in each year, commencing on May 1, 2014 at the rate of 3.875% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined herein), be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Except as otherwise provided in the Indenture, any such interest not punctually paid or duly provided for on any Interest Payment Date (herein called “Defaulted Interest”) will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date and may either be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.  Payment of the principal and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities; and provided, further, that the Holder of this Note shall be entitled to receive payments of principal of and interest on this Note by wire transfer of immediately available funds, if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date.

Reference is hereby made to the further provisions of this Note set forth herein, which further provisions shall for all proposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, YUM! Brands, Inc. has caused this instrument to be signed by the manual signature of its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, or the Treasurer or any Assistant Treasurer, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries.

YUM! BRANDS, INC.

(SEAL)

By:
		Name:	Larry Gathof
		Title:	Vice President and Treasurer

ATTEST:

By:
Name:	Linda Neat
Title:	Assistant Secretary

Dated: October 31, 2013

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

YUM! BRANDS, INC.

3.875% SENIOR NOTE DUE NOVEMBER 1, 2023

This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company (which term includes any successor corporation under the Indenture hereinafter referred to), issued and to be issued pursuant to an Indenture, dated as of May 1, 1998 (herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture).  This Note is one of a series designated by the Company as its 3.875% Senior Notes due November 1, 2023, initially limited in aggregate principal amount to $325,000,000.

The Company issued this Note pursuant to the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

The Notes are issuable in registered form, without coupons, in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where the Notes may be presented for registration of transfer.

Interest on the Notes shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Optional Redemption

The Notes are not entitled to any mandatory redemption or sinking fund payments.  However, at any time prior to the date that is three months prior to the Stated Maturity, the Notes are redeemable in whole at any time or in part from time to time, at the option of the Company, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to the Redemption Date; and (ii) the sum of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (not including any portion of the payment of interest accrued as of the Redemption Date), discounted to their present value as of the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined herein), as determined by the Quotation Agent (as defined herein), plus 25 basis points, plus accrued and unpaid interest on the principal amount to be redeemed to the Redemption Date.

At any time on or after the date that is three months prior to the Stated Maturity, the Notes are redeemable in whole at any time or in part from time to time, at the option of the Company, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to the Redemption Date.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (as defined herein), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined herein) for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.  “Quotation Agent” means one of the Reference Treasury Dealers (as defined herein) who the Company appointed.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations (as defined herein) for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Company is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date.

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, and their respective successors, and, at the Company’s option, additional Primary Treasury Dealers; provided, however, that if any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute another Primary Treasury Dealer.

Notwithstanding the foregoing, installments of interest whose Stated Maturity is prior to the Redemption Date of any Note will be payable to the Holder of such Note, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Date referred to above, all as provided in the Indenture.

Notice of any redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each holder of the Notes to be redeemed.  Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption.

All notices of redemption shall state the Redemption Date, the Redemption Price, if fewer than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Notes to be redeemed, that on the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, that interest on each Note, or portion thereof, called for redemption will cease to accrue on the Redemption Date and the place or places where Notes may be surrendered for redemption. If fewer than all of the Notes are to be redeemed at any time, selection of such Notes for redemption will be made by the Trustee by such method as the Trustee shall deem fair and appropriate.

In the event of redemption of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in authorized denominations in the name of the Holder hereof upon the cancellation hereof.

For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of this Note shall relate, in the case that this Note is redeemed or to be redeemed by the Company only in part, to that portion of the principal amount of this Note that has been or is to be redeemed.

Change of Control

If a Change of Control Triggering Event occurs, unless the Company has exercised its option to redeem the Notes (as described above), the Company shall be required to make an offer (the “Change of Control Offer”) to each holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms set forth below.  In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”).  Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice shall be mailed to holders of the Notes describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”).  The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1)                                 accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2)                                 deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3)                                 deliver or cause to be delivered to the Trustee the Notes properly accepted together with an officer’s certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer.  In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

For purposes of the Change of Control Offer provisions of the Notes, the following definitions shall apply:

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than the Company or one of its Subsidiaries; or (3) the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors.  Notwithstanding the foregoing, a transaction shall not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Continuing Director” means, as of any date of determination, any member of the Company’s Board of Directors who (1) was a member of such Board of Directors on the date the Notes were issued or (2) was nominated for election, elected or appointed to such Board of Directors with the approval of a majority of the continuing directors who were members of such Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director).

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement rating agency or rating agencies.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) each of Moody’s and S&P, and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an investment grade rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

Other Provisions of the Notes and the Indenture

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.  Holders of Notes may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture.

The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities.   The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or, subject to the provisions for satisfaction and discharge in Article VIII of the Indenture, of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Indenture permits the Company, by irrevocably depositing, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes, cash or direct obligations of, or obligations the principal of and interest on which are fully guaranteed by, the United States government, and which are not subject to prepayment, redemption or call, with the Trustee in trust solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to such Notes, and upon such deposit the Company shall be deemed to have paid and discharged its entire indebtedness on such Notes. Thereafter, Holders would be able to look only to such trust fund for payment of principal and interest at the Stated Maturity or Redemption Date, as the case may be. The Indenture also permits, in certain circumstances therein specified, the Company to be released from certain of its obligations under the Indenture on the terms and subject to the conditions therein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the register of Securities, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made by the Company, the Trustee or the Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 2.11, 3.6 or 9.5 of the Indenture, not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York of the United States of America, including without limitation, New York General Obligations Law Sections 5-1401 and 5-1402 and New York Civil Practice Law and Rules 327.

All undefined terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

UNIF GIFT MIN ACT                      Custodian                    - Under Uniform Gifts to Minor Act (State)

                                                                                                                                 (Cust.)                                                                                                (Minor)

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivor- ship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sells(s), assign(s) and transfer(s) unto

Please Insert Social Security or Employer

Identification number of assignee

–           –

Please Print or Typewrite Name and Address
Including Postal Zip Code of Assignee

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                                        attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:
Signature

NOTICE:                    The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

EXHIBIT B

Form of 2043 Note

Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.  Unless this certificate is presented by an authorized representative of The Depository Trust Company, New York, New York (“DTC”) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED	YUM! BRANDS, INC.	REGISTERED

5.350% SENIOR NOTE DUE NOVEMBER 1, 2043

NO. R-1	Principal Amount: $275,000,000

CUSIP: 988498 AK7

YUM! Brands, Inc., a corporation duly organized and existing under the laws of the State of North Carolina (herein referred to as the “Company,” which term includes any successor corporation under the Indenture as hereinafter referred to) for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of TWO HUNDRED AND SEVENTY FIVE MILLION DOLLARS on November 1, 2043 and to pay interest thereon from October 31, 2013 or from the most recent Interest Payment Date to which interest has been paid or duly provided for semiannually in arrears on May 1 and November 1, in each year, commencing on May 1, 2014 at the rate of 5.350% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined herein), be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Except as otherwise provided in the Indenture, any such interest not punctually paid or duly provided for on any Interest Payment Date (herein called “Defaulted Interest”) will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date and may either be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.  Payment of the principal and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities; and provided, further, that the Holder of this Note shall be entitled to receive payments of principal of and interest on this Note by wire transfer of immediately available funds, if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date.

Reference is hereby made to the further provisions of this Note set forth herein, which further provisions shall for all proposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, YUM! Brands, Inc. has caused this instrument to be signed by the manual signature of its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, or the Treasurer or any Assistant Treasurer, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries.

YUM! BRANDS, INC.

(SEAL)

By:
		Name:	Larry Gathof
		Title:	Vice President and Treasurer

ATTEST:

By:
Name:	Linda Neat
Title:	Assistant Secretary

Dated: October 31, 2013

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

YUM! BRANDS, INC.

5.350% SENIOR NOTE DUE NOVEMBER 1, 2043

This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company (which term includes any successor corporation under the Indenture hereinafter referred to), issued and to be issued pursuant to an Indenture, dated as of May 1, 1998 (herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture).  This Note is one of a series designated by the Company as its 5.350% Senior Notes due November 1, 2043, initially limited in aggregate principal amount to $275,000,000.

The Company issued this Note pursuant to the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

The Notes are issuable in registered form, without coupons, in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where the Notes may be presented for registration of transfer.

Interest on the Notes shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Optional Redemption

The Notes are not entitled to any mandatory redemption or sinking fund payments.  However, at any time prior to the date that is six months prior to the Stated Maturity, the Notes are redeemable in whole at any time or in part from time to time, at the option of the Company, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to the Redemption Date; and (ii) the sum of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (not including any portion of the payment of interest accrued as of the Redemption Date), discounted to their present value as of the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined herein), as determined by the Quotation Agent (as defined herein), plus 25 basis points, plus accrued and unpaid interest on the principal amount to be redeemed to the Redemption Date.

At any time on or after the date that is six months prior to the Stated Maturity, the Notes are redeemable in whole at any time or in part from time to time, at the option of the Company, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to the Redemption Date.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (as defined herein), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined herein) for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.  “Quotation Agent” means one of the Reference Treasury Dealers (as defined herein) who the Company appointed.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations (as defined herein) for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Company is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date.

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, and their respective successors, and, at the Company’s option, additional Primary Treasury Dealers; provided, however, that if any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute another Primary Treasury Dealer.

Notwithstanding the foregoing, installments of interest whose Stated Maturity is prior to the Redemption Date of any Note will be payable to the Holder of such Note, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Date referred to above, all as provided in the Indenture.

Notice of any redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each holder of the Notes to be redeemed.  Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption.

All notices of redemption shall state the Redemption Date, the Redemption Price, if fewer than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Notes to be redeemed, that on the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, that interest on each Note, or portion thereof, called for redemption will cease to accrue on the Redemption Date and the place or places where Notes may be surrendered for redemption. If fewer than all of the Notes are to be redeemed at any time, selection of such Notes for redemption will be made by the Trustee by such method as the Trustee shall deem fair and appropriate.

In the event of redemption of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in authorized denominations in the name of the Holder hereof upon the cancellation hereof.

For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of this Note shall relate, in the case that this Note is redeemed or to be redeemed by the Company only in part, to that portion of the principal amount of this Note that has been or is to be redeemed.

Change of Control

If a Change of Control Triggering Event occurs, unless the Company has exercised its option to redeem the Notes (as described above), the Company shall be required to make an offer (the “Change of Control Offer”) to each holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms set forth below.  In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”).  Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice shall be mailed to holders of the Notes describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”).  The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1)                                 accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2)                                 deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3)                                 deliver or cause to be delivered to the Trustee the Notes properly accepted together with an officer’s certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer.  In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

For purposes of the Change of Control Offer provisions of the Notes, the following definitions shall apply:

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than the Company or one of its Subsidiaries; or (3) the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors.  Notwithstanding the foregoing, a transaction shall not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Continuing Director” means, as of any date of determination, any member of the Company’s Board of Directors who (1) was a member of such Board of Directors on the date the Notes were issued or (2) was nominated for election, elected or appointed to such Board of Directors with the approval of a majority of the continuing directors who were members of such Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director).

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement rating agency or rating agencies.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) each of Moody’s and S&P, and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an investment grade rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

Other Provisions of the Notes and the Indenture

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.  Holders of Notes may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture.

The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities.   The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or, subject to the provisions for satisfaction and discharge in Article VIII of the Indenture, of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Indenture permits the Company, by irrevocably depositing, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes, cash or direct obligations of, or obligations the principal of and interest on which are fully guaranteed by, the United States government, and which are not subject to prepayment, redemption or call, with the Trustee in trust solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to such Notes, and upon such deposit the Company shall be deemed to have paid and discharged its entire indebtedness on such Notes. Thereafter, Holders would be able to look only to such trust fund for payment of principal and interest at the Stated Maturity or Redemption Date, as the case may be. The Indenture also permits, in certain circumstances therein specified, the Company to be released from certain of its obligations under the Indenture on the terms and subject to the conditions therein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the register of Securities, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made by the Company, the Trustee or the Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 2.11, 3.6 or 9.5 of the Indenture, not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York of the United States of America, including without limitation, New York General Obligations Law Sections 5-1401 and 5-1402 and New York Civil Practice Law and Rules 327.

All undefined terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

UNIF GIFT MIN ACT                      Custodian                    - Under Uniform Gifts to Minor Act (State)

                                                                                                                                  (Cust.)                                                                                                (Minor)

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivor- ship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sells(s), assign(s) and transfer(s) unto

Please Insert Social Security or Employer

Identification number of assignee

–            –

Please Print or Typewrite Name and Address
Including Postal Zip Code of Assignee

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                                        attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:
Signature

NOTICE:                    The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.